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                                                                    Exhibit 24.1
                               POWERS OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Clifford E. Kelsey, Jr. and Richard C.
Durland as the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign The Registration Statement on Form S-1 and any and all amendments thereto, and the Application for Conversion on Form AC, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Office of Thrift
Supervision, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, and the Office of Thrift
Supervision regulations, the foregoing Powers of Attorney prepared in conjunction with the Registration Statement on Form S-1 and the Application for Conversion on Form AC have been duly signed by the following persons in the capacities and on the dates indicated.

Dated:   March 13, 1997
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
/s/ Clifford E. Kelsey, Jr.                          /s/ Richard C. Durland
---------------------------                          ----------------------
Clifford E. Kelsey, Jr., President, Chief            Richard C. Durland, Executive Vice President
Executive Officer and Director                       Treasurer and Director

/s/ Herbert C. Mueller                               /s/ Roy L. Lippincott
---------------------------                          ----------------------
Herbert C. Mueller, Director                         Roy L. Lippincott, Director


/s/ Stephen O. Hopkins                               /s/ Gene J. Gengel
---------------------------                          ----------------------
Stephen O. Hopkins, Director                         Gene J. Gengel, Director


/s/ Thomas V. Guarino                                /s/ Jenny M. Ford
---------------------------                          ----------------------
Thomas V. Guarino, Director                          Jenny M. Ford, Secretary


/s/ Stephen W. Dederick
---------------------------
Stephen W. Dederick, Chief Financial Officer